Exhibit 99.1

Verano Introduces New Flower and Extract Brand, Savvy, in Seven Core Cannabis Markets

●	Savvy will launch in September 2022 in Arizona, Florida, Illinois, Massachusetts, Maryland, Nevada and Ohio, with additional launches planned in the future for New Jersey and Pennsylvania
●	Across the Company’s national retail footprint, Savvy products will initially be distributed to approximately 85 Zen Leaf and MÜV dispensaries across seven states

CHICAGO, August 15, 2022 – VeranoTM Holdings Corp. (CSE: VRNO) (OTCQX: VRNOF) (“Verano” or the “Company”), a leading multi-state cannabis company, today announced the launch of Savvy, a new brand featuring larger-format cannabis products, catering to more value-oriented patients and consumers. Savvy will be available in MÜV and Zen Leaf dispensaries beginning September 2022 followed by additional third-party retail locations across six core markets - Arizona, Illinois, Massachusetts, Maryland, Nevada and Ohio - with additional launches planned in the future for New Jersey and Pennsylvania.

“We are excited to bring Savvy, our newest brand, to patients and consumers across seven core markets, with plans to expand,” said George Archos, Verano Founder and Chief Executive Officer. “The Savvy launch demonstrates our ability and willingness to adapt and address market demand at scale at both ends of the price spectrum. Savvy is intended to address the budget-conscious consumer’s demand for authentic, wallet-friendly cannabis products derived from our state-of-the-art indoor cultivation facilities.”

Savvy products will be available in 7 grams or 14 grams of cannabis flower and one-gram oil cartridges, with expanded product offerings of disposable vaporizers and pre-rolls in select markets shortly after. The brand joins the Company’s robust product portfolio that includes its namesake brand Verano Reserve and Essence, Swift Lift mini pre-rolled joints, extracts and vaporizers; Encore Edibles, hand-crafted cannabis gummies, hard candies, mints, caramels and chocolates; and Avexia topicals, tablets, tinctures and RSO, made to effortlessly enhance any self-care routine.

More information on dispensary locations and online ordering is available at MuvFL.com and ZenLeafDispensaries.com.

About Verano

Verano is a leading, vertically integrated, multi-state cannabis operator in the U.S., devoted to the ongoing improvement of communal wellness by providing responsible access to regulated cannabis products. With a mission to address vital health and wellness needs, Verano produces a comprehensive suite of premium, innovative cannabis products sold under its trusted portfolio of consumer brands, including Verano™, Avexia™, Encore™, and MÜV™. Verano’s portfolio encompasses 14 U.S. states, with active operations in 13, including 13 production facilities comprising over 1,000,000 square feet of cultivation capacity. Verano designs, builds, and operates dispensaries under retail brands including Zen Leaf™ and MÜV™, delivering a superior cannabis shopping experience in both medical and adult-use markets. Learn more at www.verano.com.

Contacts:

Media

Verano

Grace Bondy

Manager, Communications

Grace.Bondy@verano.com

Investors

Verano

Julianna Paterra, CFA

Director, Investor Relations

Julianna.Paterra@verano.com

Forward Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “future”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risk factors described in the Company’s Form 10 filed with the U.S. Securities and Exchange Commission at www.sec.gov. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.

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